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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2003



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                  000-49765                     43-1955097
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(State or Other Jurisdiction    (Commission                  (IRS Employer
     of Formation)              File Number)             Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On March 7, 2003, Inveresk Research Group, Inc. issued a press release announcing that it has filed an application for withdrawal of its Registration Statement on Form S-1 (File No. 333-103269) filed with the Securities and Exchange Commission on February 18, 2003. A copy of this press release is attached hereto as Exhibit 99 and incorporated by reference herein.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                  99  -  Press Release of Inveresk Research Group, Inc., dated
                         March 7, 2003







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  March 7, 2003                        INVERESK RESEARCH GROUP, INC.


                                                  By: /s/ D.J. Paul E. Cowan
                                                     ---------------------------
                                                     D.J. Paul E. Cowan
                                                     Chief Financial Officer







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                                  EXHIBIT INDEX

      Exhibit No.


         99 - Press Release of Inveresk Research Group, Inc., dated
              March 7, 2003